Exhibit 99.1

M III Acquisition Corp. Announces New Meeting Date for the Special Meeting of Stockholders to Approve Proposed Business Combination with IEA Energy Services LLC and Entry into Certain Agreements

New York, NY March 20, 2018 — M III Acquisition Corp. (NASDAQ: MIII) (the “Company”) announced today that it has entered into several additional financing agreements to offset redemptions in anticipation of the special meeting of the Company’s stockholders to approve the Company’s proposed business combination with IEA Energy Services LLC (“IEA”).

The Company has entered into commitment agreements or backstop agreements with a total of 11 investors who have agreed to support the transaction by either not redeeming shares of common stock of the Company (“Common Stock”) owned by such investors, rescinding their election to redeem shares of Common Stock owned by such investors, purchasing shares of Common Stock from other stockholders that elected to redeem and causing the redemption election to be rescinded or purchasing shares directly from the Company.  In addition, the Company has negotiated and expects to enter into an additional agreement in principal with an additional party who has agreed to purchase shares of Common Stock from stockholders that have elected to redeem and who will withdraw their redemption elections, resulting in approximately $11.0 million of additional proceeds in the trust account of the Company.  Giving effect to these transactions, investors have agreed to purchase new shares of Common Stock or not redeem shares of Common Stock in connection with the closing of the business combination resulting in cash available to fund the purchase price in the proposed business combination of approximately $73.0 million.  Certain of these transactions have previously been disclosed in the Company’s or the Sponsors’ filings with the Securities and Exchange Commission.

Pursuant to certain of these commitment agreements and backstop agreements, M III Sponsor I LLC and M III Sponsor I LP (the “Sponsors”) have agreed to transfer approximately 217,256 founder shares to certain investors and  have also agreed with certain existing investors in the Sponsors to allocate additional equity interests in the Sponsor to such investors.  The Company has also agreed to issue an aggregate of 1.5 million warrants to purchase 0.75 million shares of Common Stock (and the Sponsors will forfeit a number of founder shares with an approximate economically equivalent value).  Certain of these transactions have previously been disclosed in the Company’s or the Sponsors’ filings with the Securities and Exchange Commission.

Both the Seller and the Company have waived the condition to closing of the business combination that at least $100.0 million of cash be available from the trust account or sales of additional equity at closing, subject to certain limitations further described in the Company’s supplement to the Proxy Statement filed today.

The Sponsors have agreed with Infrastructure and Energy Alternatives, LLC (the “Seller”) that they will forfeit to the Company for cancellation 425,000 founder shares at closing.  The Sponsors have agreed to forfeit up to an additional 525,000 founder shares in the future to the extent the Seller does not receive the full 9,000,000 “earnout shares” pursuant to the terms of the Merger Agreement based upon the combined company achieving its EBITDA targets for 2018 and 2019.  The Company will issue to the Seller a number of new shares of Common Stock equal to the number of founder shares forfeited by the Sponsors at closing or in the future.

In addition, at the closing of the business combination, the combined company expects to borrow approximately $21 million under the revolving credit facility and $24 million under the term loan facility.

Mohsin Y. Meghji, the Company’s Chief Executive Officer, remarked, “We are grateful for the support of the investors who have expressed their confidence in the long-term growth prospects of the Company and we look forward to moving forward with the completion of our business combination with IEA now that we have all of the required capital in place.  We believe overall business trends in the renewable energy markets remain strong and we continue to believe that IEA is on track to meet its financial targets for 2018.”

The Company has decided to postpone the special meeting until Wednesday, March 21, 2018 at 10:00 a.m., Eastern Time to allow sufficient time to finalize these agreements.  The record date for the meeting has not changed.  The special meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.  Assuming that the Company’s stockholders vote to approve the business combination, we expect that all conditions to closing will be satisfied or waived and that the business combination will close within one week thereafter.

No action is required by any Company stockholder who has previously delivered a proxy and who does not wish to revoke or change such proxy. Information about voting or revoking a proxy appears on page 100 of the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on February 9, 2018 (as supplemented by the proxy supplement filed with the SEC on March 8, 2018, and as it may be further supplemented from time to time, the “Proxy Statement”).

Forward-Looking Statements

Certain statements in this Press Release are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations and the timing and ability for us to complete the business combination. Specifically, forward-looking statements include statements relating to the benefits of the business combination; the future financial performance of the post-combination company following the business combination; changes in the market for IEA’s customers; expansion plans and opportunities; and other statements preceded by, followed by or that include the words “may,” “believe,” “look,” “will” or similar expressions. Additional information concerning these and other factors can be found in the Company’s filings with the SEC, including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of the Proxy Statement or subsequent filings with the SEC.

These forward-looking statements are based on information available as of the date of this Press Release and the current expectations, forecasts and assumptions of the management of the Company and IEA, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Stockholders of the Company should not place undue reliance on these forward-looking statements in deciding how to cast votes on the proposals set forth in the Proxy Statement. As a result of a number of known and unknown risks and uncertainties, actual results or performance of the post-combination company may be materially different from those expressed or implied by these forward-looking statements.

About M III Acquisition Corp.

The Company is a special purpose acquisition company (SPAC) founded by Mohsin Y. Meghji and formed for the purpose of effecting business combination(s) with one or more businesses. The Company’s long-term strategy is to leverage the experience and expertise of its management team and advisors to identify and acquire a company with long term growth potential and then to work with management of that company to realize this potential.

Additional Information And Where To Find It.

The Company’s stockholders and other interested persons are advised to read the Proxy Statement, as it contains important information about the Company, IEA and the proposed transaction. Stockholders of the Company can obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders of the Company can obtain free copies of the Proxy Statement from the Company by writing to M III Acquisition Corp. at 3 Columbus Circle, 15th Floor, New York, New York 10019, Attention: Investor Relations.

Participants in the Solicitation

The Company, funds managed by Oaktree Capital Management, L.P. (“Oaktree”) and IEA, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed transaction.  Information about the directors and executive officers of the Company, Oaktree and IEA and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement. Investors may obtain additional information about the interests of such participants by reading such Proxy Statement.